UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC

(Name of Registrant As Specified In Charter)

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South Dakota Soybean Processors, LLC

100 Caspian Avenue, PO Box 500

Volga, South Dakota 57071

NOTICE OF ANNUAL MEETING OF MEMBERS

TO BE HELD ON JUNE 18, 2013

Registration and Supper: 6 p.m. - Meeting: 7 p.m.

Members of South Dakota Soybean Processors, LLC:

The 2013 Annual Meeting of Members of South Dakota Soybean Processors, LLC (the “Company,” “we,” “us” or “our”) will be held on June 18, 2013 at the Sioux Valley Middle School Gym, located at 200 Hansina Ave., Volga, South Dakota, 57071. Registration and supper will begin at 6:00 p.m. (CDT), and the Annual Meeting will commence at 7:00 p.m. (CDT).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF ANNUAL MEETING

MATERIALS FOR THE MEMBER MEETING TO BE HELD ON TUESDAY, JUNE 18, 2013:

•	This communication presents only an overview of the complete annual meeting materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the annual meeting materials before voting.

•	The Proxy Statement, Ballot and Annual Report to members are available at www.sdsbp.com, click “Investor Relations” and “2013 Annual Meeting.”

•	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by calling our office at (605) 627-6100 or toll free at (888) 737-7888, or e-mailing Beverly Kleinjan at Bev.Kleinjan@sdsbp.com on or before June 1, 2013, to facilitate timely delivery.

The purposes of the meeting are to take the following actions: (1) To receive the report of management on the business of the Company and the Company’s audited financial statements for the fiscal year ended December 31, 2012; (2) To elect fifteen members of the board of managers, three from each of the five newly created geographical districts; (3) To approve, on an advisory basis, the compensation of the Company’s named executive officers (“Say-on-Pay”); (4) To provide an advisory vote on how frequently to hold the Say-on-Pay vote; and (5) To transact such other business as may properly come before the meeting and at any and all adjournments thereof.

Only those members of record on May 1, 2013 are entitled to notice of and to vote at the 2013 Annual Meeting and any adjournments thereof.  For your ballot to be valid, it must be received by us no later than June 18, 2013 (5 p.m. CDT) or must be presented in person at the 2013 Annual Meeting.

All members are cordially invited and encouraged to attend the Annual Meeting and to cast your membership vote in person. However, to assure the presence of a quorum, we request that you promptly sign, date, and return the ballot, if you do not plan to attend the meeting. Ballots are available on our website at www.sdsbp.com, then clicking “Investor Relations” and “2013 Annual Meeting” and may be printed by the members. If you wish to revoke your ballot at the meeting and execute a new ballot, you may do so by giving notice to Beverly Kleinjan. You may fax the ballot to us at (605) 627-5869 or mail it to us at PO Box 500, Volga, South Dakota 57071. If you have any questions about the voting process or need directions to the Annual Meeting, please call us at (605) 627-6100.

BY ORDER OF THE BOARD OF MANAGERS

/s/ Ronald J. Gorder
Ronald J. Gorder, President
Board of Managers

Volga, South Dakota

April 17, 2013

South Dakota Soybean Processors, LLC

100 Caspian Avenue, PO Box 500

Volga, South Dakota 57071

PROXY STATEMENT

2013 ANNUAL MEETING OF MEMBERS

JUNE 18, 2013

Registration and Supper – 6 p.m. • Meeting – 7 p.m.

VOTING INFORMATION

The proxy statement and ballot were prepared by the board of managers of South Dakota Soybean Processors, LLC (the “Company,” “we,” “us” or “our”) for use at the 2013 Annual Meeting of Members to be held on Tuesday, June 18, 2013, or at any adjournment thereof. The 2013 Annual Meeting will be held at the Sioux Valley Middle School Gym, located at 200 Hansina Ave., Volga, South Dakota 57071. Distribution of this proxy statement and ballot to the members is scheduled to begin on or about May 6, 2013.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q: Why did I receive this Proxy Statement?

A: The board of managers of the Company is providing this proxy statement and ballot to enable you to vote at the 2013 Annual Meeting because you were a member of the Company at the close of business on May 1, 2013, the record date, and are entitled to vote at the meeting.

Q: What am I voting on?

A: At the 2013 Annual Meeting, the members will vote on: (i) Proposal One, election of fifteen managers to the board – three from each of the newly created geographical districts; (ii) Proposal Two, to approve, on an advisory basis, the compensation of our named executive officers (“Say-on-Pay”); and (iii) Proposal Three, to provide an advisory vote on how frequently to hold the Say-on-Pay vote. Although the board is not currently aware of any additional matters to be presented at the 2013 Annual Meeting, if other matters do properly come before the 2013 Annual Meeting, those present will vote on those matters if a quorum is present.

Q: How many votes do I have?

A: Each Class A member is entitled to one vote for each matter to be voted on at the 2013 Annual Meeting, regardless of how many capital units the member owns.

Q: What is the voting requirement to elect the board members and what is the effect of an abstention vote?

A: In the election of board members, the nominees from each of the five districts receiving the greatest number of votes relative to the votes cast will be elected, regardless of whether any individual nominee receives votes from a majority of the quorum. Members do not have cumulative voting rights. In the election, because board members are elected by plurality vote, abstentions votes will not be counted either for or against any nominee. Abstentions will be included when counting members to determine whether a sufficient number of the voting members are represented to establish a quorum.

Q: What is the Say-on-Pay Vote?

A: The Say-on-Pay vote is an advisory vote by the Company's members where the member can either endorse or not endorse the Company's system of compensating its named executive officers. While the Say-on-Pay vote is not binding on our board, the board intends to consider the outcome of the vote in making future compensation awards to the named executive officers. The Company may also use the Say-on-Pay vote to engage members in a dialogue regarding the Company's system of compensating its named executive officers.

Q: What is the voting requirement for the Say-on-Pay vote and what is the effect of an abstention?

A: The advisory vote regarding the compensation of named executive officers will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal. A properly executed ballot marked ABSTAIN with respect to the proposal will not count FOR or AGAINST the proposal. Abstentions with respect to this proposal are counted for purposes of establishing a quorum.

Q: What is the advisory vote on how frequently the Company will present the Say-on-Pay vote to members?

A: In addition to the Say-on-Pay vote discussed above, the Company is presenting the members the opportunity to provide input on how often the Company should hold the Say-on-Pay vote. The members can choose whether they would like the Company to have the Say-on-Pay vote every year, every two years or every three years. While this vote is not binding on the board, the board intends to use the results of this vote to determine how frequently to present the Say-on-Pay vote at the Company's annual meetings.

Q: What is the voting requirement for the advisory vote on how frequently to present the Say-on-Pay vote and what is the effect of an abstention?

A: The advisory vote on how frequently to present the Say-on-Pay vote to the members is a plurality vote, which means that the alternative receiving the greatest number of votes, compared to the votes cast for the other alternatives, will be the vote of the members. A properly executed ballot marked ABSTAIN with respect to this proposal will not count FOR or AGAINST any alternative. Abstentions with respect to this proposal are counted for purposes of establishing a quorum.

Q: How many Class A members are there?

A: As of May 1, 2013, there were 30,419,000 Class A units outstanding and 2,188 Class A members of record. Since each Class A member is entitled to one vote, regardless of the number of units the member owns, there are 2,188 total votes available on any matter presented to the members.

Q: What constitutes a quorum?

A: The presence, either in person or through a mail-in ballot, of ten percent (10%) of the first 100 Class A members and five percent (5%) of additional Class A members constitutes a quorum. Based on the current number of Class A members, the presence of at least 115 members, either in person or through a properly executed ballot, would constitute a quorum. If you submit a properly executed ballot, you will be considered present at the 2013 Annual Meeting for the purpose of establishing a quorum.

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Q: How do I vote?

A: You may vote at the 2013 Annual Meeting using either of the following methods:

•	Ballot. You may cast your votes for the proposals by executing a ballot for the 2013 Annual Meeting and submitting it to us prior to the 2013 Annual Meeting. We urge you to specify your choice by marking the appropriate boxes on your ballot for the 2013 Annual Meeting. After you have marked your choices, please sign and date the ballot and return it to us, either by mail at PO Box 500, Volga, South Dakota, 57071 or fax it to us at (605) 627-5869. All ballots submitted by mail or fax must be RECEIVED by us by June 18, 2013 (5 pm CDT).

•	In Person at the 2013 Annual Meeting. All members may present the ballot in person at the 2013 Annual Meeting to cast the member's vote on the proposal.

Q: What can I do if I change my mind after I send in my ballot?

A: You may revoke your ballot by:

•	Giving written notice of the revocation, which must be RECEIVED prior to 5:00 p.m. (CDT) on June 18, 2013, to Beverly Kleinjan, at our offices at P.O. Box 500, Volga, South Dakota 57071 or by fax at (605) 627-5869; or

•	Giving personal or written notice of the revocation to Beverly Kleinjan at the commencement of the 2013 Annual Meeting.

Q: Who can attend the 2013 Annual Meeting?

A: All members as of the close of business on the record date, and their immediate families, may attend the 2013 Annual Meeting.

Q: What is the record date for the 2013 Annual Meeting?

A: May 1, 2013.

Q: Who will count the vote at the 2013 Annual Meeting?

A: All votes will be tabulated by the Nomination Committee, who were appointed as Inspectors of Elections by the board.

YOUR VOTE IS IMPORTANT. PLEASE PRINT, COMPLETE, SIGN AND RETURN YOUR BALLOT NO LATER THAN 5:00 P.M. CDT ON TUESDAY, JUNE 18, 2013 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

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PROPOSALS

PROPOSAL ONE: ELECTION OF MANAGERS

The first proposal at the 2013 Annual Meeting is the election of 15 members of the board of managers. Each district will elect THREE managers. The elected managers will serve on the board for a term not to exceed three years.  Petition and other forms nominating the following members have been submitted to the nomination committee of the board and been approved for presentation to the membership:

District	Geographic Area by State and County	Name(s)
District 1	South Dakota : Brookings, Deuel, Hamlin and Kingsbury	Alan Christensen

Ron Gorder

Kent Howell

Robert Nelson

District 2	South Dakota: Lake, McCook, Miner, Minnehaha and Moody Minnesota: Cottonwood, Jackson, Murray, Nobles, Pipestone and Rock
Paul Barthel
James Jepsen

Peter Kontz

Robert Nelsen

Maurice Odenbrett

Doyle Renaas

District 3	Minnesota: Lac qui Parle, Lincoln, Lyon and Yellow Medicine	David Driessen

Jerome Jerzak

Lyle Trautman

District 4	Minnesota: All other counties	Gary Kruggel

Randy Tauer

Gary Wertish

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District	Geographic Area by State and County	Name(s)

District 5	South Dakota: All other counties All Other States	Paul Dummer

Delbert Tschakert

Edward Verhelst

Ardon Wek

The board has not taken a position on recommending any of the above nominees for election by the members.

Information About Nominees

The following table sets forth certain information, with respect to the nominees to the board of the Company. All of the current board members, with the exception of Messrs. Dean Christopherson, Wayne Enger and Marvin Hope, have elected to run for election. Dean Christopherson and Wayne Enger are not eligible to run for re-election due to term limits. Marvin Hope has elected not to seek re-election. The number of capital units beneficially owned by the nominees to the board and existing board members not running for election is set forth below under “Security Ownership of Certain Beneficial Owners, Management and Nominees.”

Name and Position with Company, if any, Address.	Age	Board Member Since or Prior Board Member	District	Occupation and Background

Paul Barthel 22308 486th Ave Elkton, SD 57026 Planning Committee	44	2007; also served from 1996-2006	2	Paul has been a farmer for the past 27 years. He is a member of the South Dakota Soybean Association, and the South Dakota Corn Growers. He graduated with a B.S. degree in Ag Business and minor in Agronomy from South Dakota State University, Brookings, South Dakota, in 1992.

Alan Christensen 21056 450th Ave Arlington, SD 57212-6717 Finance/Audit Committee	58	2006	1	Alan has been a farmer for the past 37 years. He served as a director on the Executive Board of the South Dakota Pork Producers Council from 2001-2006. He is a member of South Dakota Farm Bureau, South Dakota Soybean Association, and South Dakota Corn Growers Association, and is a former trustee of Trinity Lutheran Church. He received a B.S. degree in Ag Business from South Dakota State University, Brookings, South Dakota, in 1976.

David Driessen 410 Oscar Ave N Canby, MN 56220 Planning Committee	58	2005	3	David has been a farmer for the past 32 years. He is past director of the Canby Farmers Grain Coop. He received his B.A. degree from Southwest State University, Marshall, Minnesota, in 1977.

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Name and Position with Company, if any, Address.	Age	Board Member Since or Prior Board Member	District	Occupation and Background

Paul Dummer 30244 429th Ave Lesterville, SD 57040 Planning Committee	58	2008	5	Paul has been a farmer for the past 30 years. He is currently a member of the Yankton County Planning & Zoning board and chairman of the Yankton Country Drainage Commission. He is a former director of Country Pride Cooperative and Farmers Union Oil Cooperative. He received an Associate’s Degree in Soils from the University of Minnesota –Waseca, Waseca, Minnesota, in 1972, and a Bachelor of Science Degree in Plant Science from South Dakota State University in Brookings, South Dakota, in 1976.

Ronald J. Gorder 19196 471st Ave Estelline, SD 57234 President; Governance Committee	50	2005	1	Ronald has been a farmer for the past 32 years. He attended Concordia College, Moorhead, Minnesota.

Kent Howell 21281 464th Ave Volga, SD 57071 Planning Committee	57	2011; also served from 2005 – 2008	1	Kent has been a farmer for the past 37 years. He is a retired firefighter with the Volga Fire Department. He received his B.S. degree in Agriculture from South Dakota State University, Brookings, South Dakota, in 1977.

James H. Jepsen 48480 231st St Flandreau, SD 57028-6631 Governance and Planning Committees	57	2006; also served from 1996-2005	2	James has been a farmer for the past 36 years. He is the former president of South Dakota Soybean Association. He received an Associate Degree in General Ag from South Dakota State University, Brookings, South Dakota, in 1977.

Jerome L. Jerzak 2873 County Hwy 5 Ivanhoe, MN 56142 Planning Committee	66	2005	3	Jerome has been a farmer for the past 48 years. He is a member of the Minnesota Crop Improvement Association, the Minnesota Soybean Association and the Minnesota Corn Growers, and is a former board member of the Ivanhoe Elevator Cooperative and the Ivanhoe School Board.

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Name and Position with Company, if any, Address.	Age	Board Member Since or Prior Board Member	District	Occupation and Background

Peter Kontz 47084 223rd St Colman, SD 57017 Planning Committee	70	2008; also served from 1998-2007	2	Peter has been a farmer for the past 47 years. He is a member of the South Dakota Cattlemen’s Association (treasurer for four years), South Dakota Corn Growers Association, South Dakota Soybean Association, American Soybean Association, and National Corn Growers Association. He attended the School of Agriculture in Brookings, South Dakota.

Gary Kruggel 30217 State Hwy 15 Winthrop, MN 55396	51	—	4	Gary has been a farmer for the past 21 years. He is a past board member of Winthrop Opportunities in Winthrop, Minnesota. He graduated with a degree in Sales & Marketing from Willmar Vo-Tech College, Willmar, Minnesota, in 1987.

Robert Nelsen 1173 280th Ave Westbrook, MN 56183 Finance/Audit Committee	72	2005; also served from 1995-2004	2	Robert has been a farmer for the past 51 years. He is a state director of the Minnesota Soybean Growers Association and a board member of the Murray County Corn and Soybean Growers. He is also a member of the Lions, VFW and American Legion.

Robert Nelson 46338 213th St Volga, SD 57071 Planning Committee	67	2006	1	Robert has been a farmer for the past 46 years at Nelson Farms, Inc. He received a B.S. degree in Ag from South Dakota State University, Brookings, South Dakota, in 1968.

Maurice Odenbrett 2778 41st St Fulda, MN 56131 Finance/Audit Committee	68	2006; also served from 1995 – 2005	2	Maurice is a retired farmer. He serves on the St. Gabriel’s Cemetery board.

Doyle Renaas 22223 459th Ave Nunda, SD 57050 Planning Committee	46	2012	2	Doyle has been a farmer for the past 26 years. He has been a member of the Rutland High School board for four years and board member of Grace Church Council for nine years, where he has served as president and deacon. He previously served as supervisor of the Township of Clarno board for ten years. He graduated with an Associate’s degree in Agriculture from South Dakota State University, Brookings, South Dakota, in 1992.

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Name and Position with Company, if any, Address.	Age	Board Member Since or Prior Board Member	District	Occupation and Background

Randy Tauer 22257 Skyview Ave Morgan, MN 56266 Planning Committee	51	2007	4	Randy has been a farmer for the past 32 years. He is a member of the Minnesota Soybean Association and the American Soybean Association. He is a former board member of The New Midwest Company, LLC (f/k/a Golden Oval Eggs, LLC), a former SEC reporting company, from 2003 to 2006. He graduated with a degree in Ag Production from Willmar Vo-Tech, Willmar, Minnesota, in 1982.

Lyle R. Trautman 409 Lakeview St Lake Benton, MN 56149 Finance/Audit Committee	59	2006; also served from 1996-2005	3	Lyle has been a farmer for the past 38 years. He is a member of the Lincoln County Soybean and Corn Growers Associations and the Minnesota Soybean and Corn Growers Associations. He is also a former member of the Lake Benton City Council. He attended Mankato State College and University of Minnesota, Waseca.

Delbert Tschakert 16150 442nd Ave Florence, SD 57235 Public Relations Committee	57	2007; also served from 1994-2006	5	Delbert has been a farmer for the past 35 years. He is a member of the South Dakota Soybean Association, the South Dakota Corn Growers Association, and former president of the South Dakota Soybean Association. He received his B.S. degree in Ag Communications and a minor in Economics from South Dakota State University, Brookings, South Dakota, in 1977.

Edward Verhelst 20644 404th Ave Huron, SD 57350	62	—	5	Edward has been a farmer and rancher for the past 45 years. He is a member of the South Dakota Soybean Association and the South Dakota Corn Growers Association. He previously served as board member for the Minnesota Soybean Processors in Brewster, Minnesota and Farmers Pork LLC in Salem, South Dakota; supervisor of the Valley Township in Beadle County; and chairman of the Faith Lutheran Church in Huron.

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Name and Position with Company, if any, Address.	Age	Board Member Since or Prior Board Member	District	Occupation and Background

Ardon Wek 43958 288th St Freeman, SD 57029 Vice-President; Governance and Public Relations Committees	55	2007; also served from 1996-2006	5	Ardon has been a farmer for the past 34 years. He is a member of the South Dakota Corn Growers, and the South Dakota Soybean Association. He graduated with a degree in Architectural Drafting and Building Construction from Mitchell Technical College, Mitchell, South Dakota, in 1978.

Gary Wertish 26416 County Rd 17 Renville, MN 56284 Finance/Audit and Governance Committees	62	2006	4	Gary has been a farmer for the past 42 years. He serves as supervisor of Emmet Township and as a board member of the Renville Volunteer Ambulance Association. He received an Associate Degree in Ag Business from Willmar Area Vocational Technical Institute, Willmar, Minnesota, in 1970.

PROPOSAL TWO: ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

We are requesting your advisory (non-binding) approval of the compensation of our named executive officers as disclosed in Executive Officers and Executive Compensation, the compensation tables, and related narrative disclosures in this Proxy Statement. This non-binding advisory vote is commonly referred to as a “Say-on-Pay” vote. Please read the Executive Officers and Executive Compensation section started on page 14 of this Proxy Statement for a detailed discussion about our executive compensation programs, including information about the compensation paid to our named executive officers in 2012.

Although the advisory Say-on-Pay vote is non-binding, our board of managers will consider the outcome of the vote when making future compensation decisions for named executive officers.

Our total compensation philosophy is designed to maintain a compensation program that will:

•	Attract, retain and reward associates with the skills required to accomplish the Company’s strategic business objectives;
•	Provide accountability and incentives for achievement of those objectives;
•	Link compensation to financial performance and increased capital unit value;
•	Properly balance the risk profile of the Company with both short- and long-term incentives;
•	Be designed within a consistent philosophy and framework;
•	Create a culture of adherence to core values and strong ethical behavior; and
•	Be integrated with the Company’s business processes, including business planning, performance management, and succession planning.

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The total compensation philosophy seeks to achieve the appropriate balance among market-based salaries, variable incentive compensation and benefits designed to incent and reward both the current and long-term achievement of our business objectives, business and financial plans, and mission fulfillment. It also seeks to incent prudent risk taking within Board-established parameters with the proper balance and accountabilities between short- and long-term business performance. For named executive officers, the Company strives to deliver a significant portion of total target compensation through performance-based pay. The board of managers believes that this philosophy fosters a performance-oriented, results-based culture wherein compensation varies from one year to the next on the basis of actual results achieved. They also find that this variable performance-based compensation approach has been effective at driving financial performance in a difficult economic environment, aligning the interests of our members and our executives, and retaining qualified and experienced executives.

We are asking you to indicate your support for the compensation of our named executive officers as described in the Proxy Statement. This vote is not intended to address any specific item of compensation, our general compensation policies, or the compensation of our board of managers. Rather, this vote relates to the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking you to vote, on an advisory basis, “For” the following resolution at the Annual Meeting:

“RESOLVED, that the members of the Company hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in Executive Officers and Executive Compensation, the compensation tables, and related information in this Proxy Statement.”

OUR BOARD UNANIMOUSLY RECOMMENDS THAT MEMBERS CAST THEIR ADVISORY VOTE IN FAVOR OF “FOR” THE FOREGOING RESOLUTION.

PROPOSAL THREE: FREQUENCY OF THE SAY-ON-PAY VOTE

We are requesting your advisory (non-binding) vote on how often you would like us to include a proposal, similar to Proposal Two, in our Proxy Statement. This resolution is required pursuant to Section 14A of the Securities Exchange Act. While the board intends to carefully consider the member vote resulting from this proposal, the final vote will not be binding on us and is advisory in nature.

“RESOLVED, that the members wish the Company to include an advisory vote on the compensation of the Company's named executive officers pursuant to Section 14A of the Securities Exchange Act every: (i) year; (ii) two years; or (iii) three years.”

OUR BOARD RECOMMENDS THAT YOU VOTE TO HOLD AN ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) EVERY 3 YEARS.

CORPORATE GOVERNANCE

Board Structure

The board currently consists of 21 persons representing seven geographical districts. As a result of an amendment of the Operating Agreement at the 2012 Annual Meeting, the board will decrease to 15 board members at the 2013 Annual Meeting with three members being elected from each of the five newly created districts. The geographical districts are located primarily in South Dakota and Minnesota.  The president and chairman of the board do not serve as our chief executive officer, chief financial officer, or in any management executive position. Also, neither our chief executive officer, chief financial officer, nor any management personnel serves on the board.

Determination of Board Independence

The board has considered the independence of the nominees for election at the Annual Meeting and the existing board members not running for election at the Annual Meeting under the Nasdaq Marketplace Rules (“NASDAQ”) (though the Company’s capital units are not listed on any exchange or quotation system). The board has determined that, with the exception of Messrs. Christensen, Gorder, Howell, Jepsen, Jerzak, Kontz, Nelson, and Tschakert, all of the nominees to the board and existing board members not running for election are independent under NASDAQ’s rules. Messrs. Christensen, Gorder, Howell, Jepsen, Jerzak, Kontz, Nelson, and Tschakert are not considered independent because each received from the Company over $120,000 for the sale and delivery of soybeans to the Company within any of the preceding three years.

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Committees of the Board of Managers and Committee Independence

The board has the following committees: finance/audit committee, nomination committee, governance committee, public relations committee, and planning committee. The board does not have a standing compensation committee because of the Company’s small size and management structure which the board believes reduces the need for such committee; instead, the governance committee and the entire 21 members of the board participate in the consideration of executive officer and board compensation.  The composition and function of the committees of the board are set forth below.

Finance/Audit Committee. The finance/audit committee acts under an audit committee charter, which is available on the Company’s website at http://www.sdsbp.com under “About SDSP,” “Board of Managers.” The charter is used by the audit committee to guide its activities. The current members of the audit committee are Alan Christensen, who serves as the chairman of the committee, Wayne Enger, Robert Nelsen, Maurice Odenbrett, Lyle Trautman and Gary Wertish. Because our board members are generally farmers, as is common for producer-based agricultural entities, we do not have a financial expert serving on our finance/audit committee.  Our finance/audit committee is exempt from the independence listing standards because our capital units are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, we believe that, with the exception of Mr. Christensen, all of the members of the finance/audit committee are independent within the meaning of NASDAQ’s rules. Mr. Christensen is not independent because he received payment from the Company for the sale and delivery of soybeans to the Company within any of the three preceding years. The finance/audit committee held nine meetings during the fiscal year ended December 31, 2012.

Nomination Committee. The nomination committee acts under a nomination committee charter that is available for review on our website at http://www.sdsbp.com under “About SDSP,” “Board of Managers.”  The members of the nomination committee for the 2013 Annual Meeting are Marvin Hope, who serves as the chairman of the committee, Dean Christopherson, and Wayne Enger. New members of the nomination committee are selected each year and will be appointed for purposes of the 2014 Annual Meeting.  The nomination committee reviews the nomination petition forms submitted by members and searches for and contacts potential nominees for positions on the board.  We believe that the members of the nomination committee are independent within the meaning of NASDAQ rules. The nomination committee held two meetings in 2012 and through March 31, 2013.

Governance Committee. The governance committee assists the board in the supervision of the chief executive officer and chief financial officer, including the review of their performance and compensation package, reviews legal issues and responsibilities of the Company, and provides for future planning of the Company. The current members of the governance committee are Ron Gorder, who serves as chairman of the committee, Dean Christopherson, Wayne Enger, Jim Jepsen, Ardon Wek, and Gary Wertish. The governance committee held five meetings during the fiscal year ended December 31, 2012.

Planning Committee. The planning committee assists the board and our management in capital planning, budgeting and growth of the Company. The current members of the planning committee are Paul Barthel, who serves as chairman of the committee, David Driessen, Paul Dummer, Marvin Hope, Kent Howell, Jim Jepsen, Jerome Jerzak, Peter Kontz, Robert Nelson, Doyle Renaas, and Randy Tauer. The planning committee held seven meetings during the fiscal year ended December 31, 2012.

Public Relations Committee. The public relations committee assists the board and our management in communicating with the local community and public at large, as well as assists in the planning of annual and special meetings of members. The current members of the public relations committee are Ardon Wek, who serves as chairman of the committee, Dean Christopherson, and Delbert Tschakert. The public relations committee held nine meetings during the fiscal year ended December 31, 2012.

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Board Attendance at Board, Committee and Annual Member Meetings

The board held nine regularly scheduled meetings during the fiscal year ended December 31, 2012.  Each board member, with the exception of Dean Christopherson, attended at least 75% of the meetings of the board during the fiscal year ended 2012. Each manager, with the exception of Dean Christopherson, attended at least 75% of the committee meetings of which each was a member during the fiscal year ended 2012. The Company does not have a formal attendance policy for the annual meeting; however, we encourage all board members to attend the annual meeting of members. All board members attended the annual meeting of members in 2012.

Board Nomination

Criteria for Nomination to the Board. The nomination committee is responsible for identifying, evaluating and approving qualified candidates for nomination as managers. The committee has not adopted minimum qualifications that nominees must meet in order for the committee to recommend them to the board. Rather, the committee evaluates each prospective nominee against general standards and qualifications, including their:

•	experience in the Company’s core business or ancillary markets;
•	ability to represent the interests of the members of the Company;
•	standards of integrity, commitment and independence of thought and judgment; and
•	ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties.

The committee also considers other relevant factors as it deems appropriate, including:

•	the current composition of the board, and the extent to which the prospective nominee would contribute to the board’s diversity in terms of talent, skill, knowledge, and expertise; and
•	the evaluations of other prospective nominees.

Members are permitted and encouraged each year to recommend a prospective nominee to the board by sending a letter to the attention of the nomination committee. In addition, our operating agreement requires all board members to be members or a representative owner of a member in the Company, which in effect causes members generally to nominate to the board other members of the Company or causes members of the Company to submit nomination on behalf of themselves.

Process for Identifying and Evaluating Nominees

To be nominated for election to the board at an annual meeting, nominations are required to be submitted in writing to our office, 100 Caspian Ave., PO Box 500, Volga, South Dakota 57071-0500. Nominations are required to be submitted no earlier than January 1 and no later than March 15 of each year. The letter may include whatever supporting material the member considers appropriate.  A member who is himself or herself interested in being considered for nomination to the board is required to fill out a questionnaire and return the questionnaire to the nomination committee no earlier than January 1 and no later than March 15 of each year.

Once the committee has identified a prospective nominee, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to or known by the committee, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the following factors:

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•	the need for additional board members to fill vacancies or expand the size of the board; and
•	the likelihood that the prospective nominee can satisfy the evaluation factors described above.

If the committee determines (in consultation with the other managers as appropriate) that additional consideration is warranted, it may gather additional information about the prospective nominee’s background and experience. The committee then evaluates the prospective nominee against the standards and qualifications it determines are relevant.  After completing this evaluation, the committee determines whether or not a nominee should be presented for election by the members.

Board Nominees for the 2013 Annual Meeting

The nomination committee selected the 20 nominees—Paul Barthel, Alan Christensen, David Driessen, Paul Dummer, Ronald Gorder, Kent Howell, James Jepsen, Jerome Jerzak, Peter Kontz, Gary Kruggel, Robert Nelsen, Robert Nelson, Maurice Odenbrett, Doyle Renaas, Randy Tauer, Lyle Trautman, Delbert Tschakert, Edward Verhelst, Ardon Wek, and Gary Wertish for the 2013 Annual Meeting of Members. With the exceptions of Messrs. Kruggel and Verhelst, all nominees were selected because, as existing board members of the Company, each has valuable knowledge and experience about the Company’s business and operations. Each nominee also was selected because he is an agriculture producer, which provides the Company with valuable information about the soybean and farming industry. For purposes of the 2013 Annual Meeting, all of the selected nominees are members of the Company who submitted nomination petitions on behalf of themselves.

Relationships between Board Members, Executive Officers, or Nominees

No family or interlocking relationships exist between any of the managers of the Board, officer, key employee, or nominee of the Company.

Communications with the Board

Members and other parties interested in communicating directly with the board, or to an individual member of the board, may do so in writing to the board or to an individual member of the board. Communications should be addressed to: the name of the individual board member, or the board of managers, South Dakota Soybean Processors, LLC, 100 Caspian Avenue, P.O. Box 500, Volga, South Dakota 57071.

Code of Ethics

Our board has adopted a Code of Ethics that applies to our officers, including our chief executive officer and chief financial officer. A copy of the Code of Ethics can be obtained, without charge, by writing to the Company at the following address:

South Dakota Soybean Processors, LLC

100 Caspian Avenue, PO Box 500

Volga, South Dakota 57071

Amendments and modifications to, and waivers of, the Code of Ethics will be promptly disclosed by the Company, to the extent required under the Exchange Act, on a current report on Form 8-K.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF MANAGERS

The Finance/Audit Committee oversees our accounting and financial reporting process and assists the Board in fulfilling its oversight responsibilities.  Our management has the primary responsibility for the financial statements and the reporting process.  Our independent auditor, Eide Bailly LLP, is responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.  The Finance/Audit Committee reviewed and discussed with management our audited financial statements as of and for the year ended December 31, 2012.  The Finance/Audit Committee has discussed with Eide Bailly LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, with respect to those statements.  We have reviewed the written disclosures and the letter from Eide Bailly LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and have discussed with Eide Bailly LLP its independence in connection with its audit of our most recent financial statements.  Based on this review and these discussions, we recommended to the board that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012:

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THE FINANCE/AUDIT COMMITTEE

Alan Christensen
Wayne Enger
Robert Nelsen
Maurice Odenbrett
Lyle Trautman
Gary Wertish

INDEPENDENT ACCOUNTANTS

Eide Bailly LLP, independent certified accountants, served as our independent registered accounting firm for the fiscal years ended December 31, 2012 and 2011. Representatives of Eide Bailly are not expected to be present at the 2013 Annual Meeting of Members. The fees paid in 2012 and 2011 are as follows:

Fees for Fiscal Year Ended December 31, 2012:

Audit Fees. Eide Bailly LLP billed a total amount of $80,000 for professional services rendered for the audit of the Company’s various annual financial statements for the fiscal year ended December 31, 2012, and the reviews of the financial statements included in the Company’s Form 10-Qs for the fiscal year ended December 31, 2012.

Tax Fees. Eide Bailly LLP billed a total amount of $22,400 for professional tax services for the fiscal year ended December 31, 2012.

All Other Fees. Eide Bailly LLP did not render any other services for which fees were paid for services rendered in connection with other matters requested by the Company during the fiscal year ended December 31, 2012.

Fees for Fiscal Year Ended December 31, 2011:

Audit Fees. Eide Bailly LLP billed a total amount of $80,000 for professional services rendered for the audit of the Company’s various annual financial statements for the fiscal year ended December 31, 2011, and the reviews of the financial statements included in the Company’s Form 10-Qs for the fiscal year ended December 31, 2011.

Tax Fees. Eide Bailly LLP billed a total amount of $28,700 for professional tax services for the fiscal year ended December 31, 2011.

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All Other Fees.  Eide Bailly LLP did not render any other services for which fees were paid for services rendered in connection with other matters requested by the Company during the fiscal year ended December 31, 2011.

Audit Committee Pre-Approval Policies

The finance/audit committee charter provides that the finance/audit committee shall approve in advance any fees related to non-audit services.  Accordingly, our auditor submits to the finance/audit committee a notice of services proposed to be provided and the associated fees prior to the provision of any non-audit services.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Biographies of Executive Officers

The following individuals serve as our executive officers in the capacities listed. These officers serve at the discretion of the board and can be terminated without notice.

Name	Age	Position

Thomas J. Kersting	50	Chief Executive Officer
Mark Hyde	39	Chief Financial Officer

Thomas J. Kersting, Chief Executive Officer. Tom has served as the chief executive officer since March 28, 2011. As chief executive officer, he is responsible for the entire operations of the Company. Prior to serving as the chief executive officer, he served as commercial manager of the Company from 1998 to 2011 and as procurement manager from 1996 to 1998. He graduated from the University of Minnesota’s College of Agriculture with a B.S. in Agricultural Business Administration with an emphasis in operations management. He is a licensed commodity broker and a former director of the National Oilseed Processors Association.

Mark Hyde, CPA, Chief Financial Officer. Mark has served as the chief financial officer since November 1, 2010.  He is responsible for all financial, accounting and reporting obligations of the Company. Prior to becoming chief financial officer, he served as corporate controller of the Company from 2003 to 2010.  Prior to this time, he was employed as a senior associate with Eide Bailly LLP, in Sioux Falls, South Dakota. He graduated from the University of South Dakota with a B.S. in Business Administration, and from the University of Denver with a Masters of Accounting.

Summary Compensation Table

The tables below summarize the total compensation paid or earned for services in all capacities during fiscal years 2012 and 2011 for (i) Tom Kersting, who served as our chief executive officer for all of 2012 and most of 2011 (March 2011 through December 2011) and commercial manager for the beginning of 2011 and all of 2010; (ii) Mark Hyde, who served as our chief financial officer for all of 2012 and 2011 and for two months in 2010, and as corporate controller for ten months in 2010 (through November 1, 2010); and (iii) Rodney Christianson who served as former chief executive officer for three months in 2011 (January 2011 through March 2011) and all of 2010 (together “Named Executive Officers” or “NEOs”). There were no other executive officers, or employees acting in similar capacity, in fiscal years 2012 or 2011.

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Name and principal Position	Year	Salary* ($)	Bonus* ($)	Stock Awards* ($)	All Other* Compensation ($)	Total ($)
Tom Kersting	2012	$208,889	$82,325	$712	$9,341	$301,267
Chief Executive Officer(1)	2011	$203,000	$—	$(4,938)	$6,856	$204,918
	2010	201,000	$—	$(3,802)	6,767	$203,965

Mark Hyde	2012	$100,449	$25,375	NA	$4,292	$130,116
Chief Financial Officer(2)	2011	$98,000	$—	NA	$3,551	$101,551
	2010	$96,500	$—	NA	$3,473	$99,973

Rodney Christianson	2012	$—	$—	$—	$—	$—
Former Chief Executive	2011	$256,450	$—	$7,572	$2,689	$266,711
Officer(3)	2010	$345,833	$—	$(8,606)	$11,701	$348,928

(1) Mr. Kersting became chief executive officer on March 28, 2011, formerly serving as commercial manager of the Company from 1998 to March 28, 2011.

(2)  Mr. Hyde became chief financial officer on November 1, 2010, formerly serving as corporate controller of the Company from 2003 to November 1, 2010.

(3) Mr. Christianson served as chief executive officer from 1996 to March 28, 2011, voluntarily resigning from the Company on March 28, 2011.

* See “Base Salaries,” “Bonus,” “Stock Awards,” and “All Other Compensation” below for further information.

Employment Arrangements and Compensation with Named Executive Officers

Mr. Kersting has served as our chief executive officer since March 28, 2011. On June 19, 2012, we entered into a new employment agreement with him which will continue until terminated by either party. Rodney Christianson served as our chief executive officer from 1996 to March 28, 2011. He was employed under an employment agreement. Mr. Hyde does not have an employment agreement with us and is employed at will by the Company.

Base Salaries

Base salaries for our NEOs are determined based on individual responsibilities and duties, performance and experience. Our CEO’s salary is determined and set forth under his employment agreement. Increases in salary, bonus, and other benefits to the CEO are reviewed and approved annually by the board. Under this agreement, Mr. Kersting’s base salary at the beginning of 2012 was $203,000, but increased to $210,105 on May 1, 2012 and subsequently increased to $250,000 on January 15, 2013.

Mr. Christianson’s salary was determined and set forth under his employment agreement, which is no longer in effect. Under this agreement, Mr. Christianson’s base salary in 2010 was $350,000 and was to be the same in 2011 until his resignation from the Company in March 2011.

Increases in salary, bonus, and other benefits to other NEOs are reviewed annually and approved by the board based on recommendations from the chief executive officer and board of managers.

Bonus

Annual incentive compensation in the form of a bonus is made to all full-time employees, including NEOs, under an employee profit-sharing program approved by the board.  Under the annual incentive program, a cash bonus is made to NEOs if and only to the extent that the Company is profitable, based on the Company’s defined net income at the end of the fiscal year. For all NEOs, including Messrs. Kersting and Hyde, the specific percentage awarded is based on a formula and an evaluation by the chief executive officer and board of managers, who takes into account current base salary level, level of responsibility and the impact of the NEO’s position on profits. Specifically, if net income exceeds $2 million at the end of the year, an aggregate amount, or pool, is set aside for distribution based on the following formula:  [Net Income -$2 million] * 4%. Net income for purposes of this calculation is defined as non-consolidated net income according to our audited financial statements, excluding any income or expense that is considered extraordinary and not arising in the ordinary course of business. Our net income in 2012 for purposes of calculating the employees’ incentive pool was $15.31 million. In 2011 and 2010, net income was insufficient for purposes of calculating employees’ incentive bonus pool.

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Prior to his resignation in 2011, net income under Rodney Christianson’s previous employment agreement was defined as consolidated net income according to our audited consolidated financial statements, excluding any income or expense that is considered extraordinary and not arising in the ordinary course of business.  As chief executive officer, Rodney was entitled to a bonus of 1/2 of 1% of our annual net income in excess of $2 million (before taxes and member distributions on net income) if our annual net income is between $2 million and $5 million, 1% of our net income in excess of $2 million if our annual net income is greater than $5 million, plus an additional 1% of the amount of net income in excess of $7.5 million. In 2011 and 2010, there was insufficient net income to qualify Mr. Christianson for a bonus.

Stock Awards

Mr. Kersting has, and Mr. Christianson had prior to his voluntary resignation, a non-qualified deferred plan that awards “phantom” capital units. The awarded phantom capital units, which are fully vested as of the day of their report, are valued annually based on fair market value of the Company’s capital units at the end of the year, compared to the prior year.  If the value of the capital units at the end of the year is less than the value compared to the prior year, it results in a negative value, decreasing the cash amount potentially awarded to the recipient upon payment. In contrast, if the value of the capital units at the end of the year is greater than the value compared to the prior year, it results in a positive value, increasing the cash amount potentially awarded to the recipient upon payment. Upon termination of employment or such person’s 65th birthday, we are required to pay an amount equal to the fair market value of the participant’s total vested phantom units in five annual, substantially equal installments.

All Other Compensation

Other compensation provided to our NEOs includes such things as defined contribution plans and life insurance premiums.  We provide these benefits, as well as medical and dental coverage, to our NEOs to the same extent as such benefits are provided to our other employees.  These benefits are intended to make our NEOs more efficient and effective and provide for their health and well being. The board reviews these other benefits to confirm that they are reasonable and competitive in light of the overall goal of designing the compensation program to attract and retain talent while maximizing the interests of our members.

Defined Contribution Plans

We provide the NEOs and all employees of the Company a tax-qualified 401(k) plan of the Internal Revenue Code.  We match 50% of all full-time employees’ contributed earnings, up to a maximum contribution of three percent of the employee’s wages.

Life Insurance Premiums

We pay premiums for basic term life insurance, and accidental and disability insurance policies for all NEOs and all employees of the Company.

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Perquisites

The chief executive officer and chief financial officer do not receive any perquisites. We provided to our former chief executive officer very limited perquisites, primarily the use of a vehicle, which was intended to serve business needs for the benefit of us.  It is understood that some may be used for personal reasons as well. When perquisites are used for personal reasons, the cost of value is imputed to the chief executive officer as income and the chief executive officer is responsible for all applicable taxes.

Changing Control and Severance Benefits

Mr. Kersting’s employment agreement contains benefits relating to termination and change in control. In the event that Mr. Kersting is terminated from employment from the Company for various reasons, he is entitled to the payment equal to Mr. Kersting’s base salary at the time of termination for a 52 week period.

Mr. Christianson’s employment agreement also contained benefits relating to termination and change in control. In the event that Mr. Christianson was terminated from employment from the Company before February 1, 2012 for various reasons, he was entitled to payment equal to 1.5 times Mr. Christianson’s base salary at the time of termination for a one year period. Payments would have been made in 18 equal monthly installments beginning on the first day of the month following termination. Mr. Christianson voluntary resigned from the Company on March 28, 2011 and, therefore, forfeited the severance benefit to which he would have been entitled under his employment agreement.

Mr. Hyde is not entitled to any severance benefit upon his termination of employment with the Company.

Consideration of Say-on-Pay Vote

The board of managers believes that our executive compensation programs have been effective in linking compensation to performance in a difficult economic environment by offering competitive pay for financial performance, aligning the interests of our members and our named executive officers and enabling us to attract and retain qualified and experienced executives.

Fiscal 2013 compensation decisions have already been made at the time of the 2013 Say-On-Pay vote. The board will, however, consider the results of the 2013 Say-On-Pay vote along with other factors when making executive compensation for fiscal 2014. Under Proposal Two in this Proxy Statement, we are recommending that members cast their advisory vote in favor of approving the compensation for the NEOs as disclosed in this Proxy Statement.

BOARD OF MANAGERS’ COMPENSATION

For their services on the board of managers of the Company, an individual received compensation shown in the following table and explained in the accompanying notes. No employees serve on the board.

Name	Fees Earned or Paid in Cash See Note 1	Total ($ )
Paul Barthel	$2,000	$2,000
Alan Christensen	$2,500	$2,500
Dean Christopherson	$1,500	$1,500
David Driessen	$2,325	$2,325
Paul Dummer	$2,825	$2,825
Wayne Enger	$2,250	$2,250
Ron Gorder	$2,400	$2,400
Marvin Hope	$2,075	$2,075
Kent Howell	$2,350	$2,350

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Name	Fees Earned or Paid in Cash See Note 1	Total ($ )
James Jepsen	$2,500	$2,500
Jerome Jerzak	$2,750	$2,750
Peter Kontz	$2,325	$2,325
Robert E. Nelsen	$2,325	$2,325
Robert Nelson	$2,250	$2,250
Maurice Odenbrett	$2,750	$2,750
Doyle Renaas	$1,000	$1,000
Randy Tauer	$2,325	$2,325
Lyle Trautman	$2,250	$2,250
Delbert Tschakert	$2,000	$2,000
Ardon Wek	$2,325	$2,325
Gary Wertish	$2,075	$2,075

(1)	All managers receive a $250 fee for each board or committee meeting or function requiring more than four hours of service, $100 for each board or committee meeting or function requiring less than four hours of service, and $75 for each conference call. Managers are also reimbursed at current IRS rates for travel incurred for each board and committee meeting or function and when attending other events on behalf of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND NOMINEES

The following table sets forth the beneficial ownership of our outstanding capital units by nominees to the board who are existing board members, named executive officers, and existing board members who are not running for election as of May 1, 2013.  As of that date, no person beneficially owned more than 5% of our capital units.

Name of Beneficial Owner (1)	Number of Votes Beneficially Owned	Voting Percentage	Number of Capital Units Beneficially Owned	Ownership Percentage
Paul Barthel, Manager	1	*	20,500	*
Alan Christensen, Manager (2)	1	*	46,500	*
Dean Christopherson, Manager (3)	1	*	30,000	*
David Driessen, Manager	1	*	45,000	*
Paul Dummer, Manager (4)	1	*	60,000	*
Wayne Enger, Manager (5)	1	*	20,500	*
Ronald Gorder, Manager (6)	1	*	99,000
Marvin Hope, Manager (7)	1	*	81,000	*
Kent Howell, Manager (8)	1	*	80,000	*
Mark Hyde, CFO	—	—	—	—
James Jepsen, Manager	1	*	35,000	*
Jerome Jerzak, Manager (9)	1	*	37,500	*
Tom Kersting, CEO	—	—	—	—
Peter Kontz, Manager (10)	1	*	139,000	*
Robert Nelsen, Manager	1	*	26,000	*
Robert Nelson, Manager (11)	1	*	8,500	*
Maurice Odenbrett, Manager	1	*	45,000	*
Doyle Renaas (12)	1	*	27,000	*
Randy Tauer, Manager	1	*	18,500	*
Lyle Trautman, Manager (13)	1	*	14,500	*
Delbert Tschakert, Manager (14)	1	*	71,000	*
Ardon Wek, Manager (15)	1	*	35,000	*

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Name of Beneficial Owner (1)	Number of Votes Beneficially Owned	Voting Percentage	Number of Capital Units Beneficially Owned	Ownership Percentage
Gary Wertish, Manager (16)	1	*	191,000	*
Manager and Executive Officers, as a group	21	*	1,130,500	3.7%

___________________

*	Percentage of shares beneficially owned by each owner does not exceed 1% of the class.
(1)	The addresses for each of the individual managers listed are set forth above under “Information About Nominees” and “Information about Non-Nominee Board Members.”
(2)	Represents capital units owned by Alan. W. Christensen Trust of which Mr. Christensen is a trustee.
(3)	Represents capital units owned by Carol Christopherson Living Trust of which Mr. Christopherson is a trustee.
(4)	Includes 32,000 capital units owned by Paul and Debra Dummer Living Trust of which Mr. Dummer is a trustee.
(5)	Represents capital units owned by Wayne Enger Revocable Trust of which Mr. Enger is a trustee.
(6)	Represents capital units owned by Gorder Dairy Farm of which Mr. Gorder is an owner.
(7)	Represents capital units owned by Marvin H. Hope and Lois Hope Trust of which Mr. Hope is a trustee.
(8)	Includes 50,000 capital units owned by Howell Farms of which Mr. Howell is an owner.
(9)	Represents 18,750 capital units owned by the Trust Agreement of Jerome J. Jerzak of which Mr. Jerzak is the trustee and 18,750 capital units owned by the Trust Agreement of Mary E. Jerzak, of which Mr. Jerzak’s wife is the trustee.
(10)	Includes 93,000 capital units owned by Mr. Kontz’s wife.
(11)	Represents capital units owned jointly with Mr. Nelson’s wife.
(12)	Includes 20,000 capital units owned jointly with Mr. Renaas’ parents.
(13)	Represents capital units owned jointly with Mr. Trautman’s wife.
(14)	Includes 21,500 capital units owned by Mr. Tschakert’s wife.
(15)	Represents capital units owned jointly with Mr. Wek’s wife.
(16)	Includes 35,000 capital units owned by Mr. Wertish’s wife.

The following table sets forth the beneficial ownership of our outstanding capital units by the nominees to the board who are not existing board members as of May 1, 2013.

Name of Beneficial Owner	Number of Votes Beneficially Owned	Voting Percentage	Number of Capital Units Beneficially Owned	Ownership Percentage
Edward Verhelst (1)	1	*	118,500	*
Gary Kruggel (2)	1	*	15,000	*

* Percentage of shares beneficially owned does not exceed 1% of the class.

(1)	Represents capital units owned by Verhelst Partnership of which Mr. Verhelst is an owner.
(2)	Represents capital units owned by Gary A. Kruggel Living Trust of which Mr. Kruggel is the trustee.

RELATED PERSON TRANSACTIONS

Transactions in Fiscal Years 2011 and 2012

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Since 2011, we have not entered into any transactions and there are no currently proposed transactions, in which we were or are to be a participant and the amount exceeds $120,000, in which any related person had or will have a direct or indirect interest, except as described in the “Executive Officers and Executive Compensations” section of this proxy statement or as described below.

In the ordinary course of business, we regularly enter into transactions to purchase soybeans. From time to time, we may buy soybeans from related persons on the same basis as we buy soybeans from unrelated parties. In fiscal year 2012, we purchased soybeans from the following persons and amounts: $204,000 from Alan Christensen; $396,000 from Gorder Dairy Farms which is Ronald Gorder’s business; $273,000 from Howell Farms which is Kent Howell’s business; $139,000 from Peter Kontz; $228,000 from Nelson Farms of Volga which is Robert Nelson’s business; and $196,000 from Delbert Tschakert. Messrs. Christensen, Gorder, Howell, Kontz, Nelson, and Tschakert are members of our board.

In fiscal year 2011, we purchased soybeans from the following persons and amounts: $145,000 from Alan Christensen; $236,000 from Jim Jepsen; $131,000 from Jerome Jerzak; $153,000 from Peter Kontz; and $348,000 from Nelson Farms of Volga which is Robert Nelson’s business. In addition, prior to the dissolution of our former subsidiary (USSC) in December 2012, we sold products produced by USSC, such as Soyol and its resin systems, including to related persons. In 2011, we sold SoyTherm® products to Delbert Tschakert’s business, Dakota Soy Foam, Inc. and Ardon Wek’s business, Wek Insulation Service LLC, in the amount of $69,000 and $43,000, respectively. Messrs. Christensen, Jepsen, Jerzak, Kontz, Nelson, Tschakert, and Wek are members of our board.

Process for Review, Approval or Ratification of Transactions with Related Persons

We do not have any formal policies and procedures for the review, approval or ratification of transactions between individual board members or officers and the Company except as set forth under our operating agreement. Under our operating agreement, all acts of the board are required to be conducted by majority vote of disinterested persons serving on the board. A disinterested person is defined as a person who does not have a financial interest or affiliation in any contract or agreement, or whose family member does not have a financial interest or affiliation. A person who is not disinterested is precluded from voting on the matter at hand unless such agreement or contract is made available to all members of the Company, such as a soybean delivery agreement or transfer of capital units. In 2012, these terms and conditions were fully complied with by all members of the board.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act, our directors (managers), executive officers and any persons holding 10% or more of the capital units are required to report their ownership of our capital units and any changes in that ownership to the Securities and Exchange Commission (the “SEC”) and to furnish us with copies of such reports. Specific due dates for these reports have been established and we are required to disclose in this report any failure to file on a timely basis by such persons.  To our knowledge, based solely upon a review of copies of such reports received by us which were filed with the SEC from January 1, 2012 through December 31, 2012, and upon written representations from such persons that no other reports were required, we believe that all reports required to be filed under Section 16(a) have been timely filed with the SEC in 2012.

ANNUAL REPORT

Our Annual Report to the Securities and Exchange Commission on Form 10-K, including the financial statements and the notes thereto, for the fiscal year ended December 31, 2012, is posted on our website at http://www.sdsbp.com   then clicking “Investor Relations” “2013 Annual Meeting,” and “2012 Annual Report on Form 10-K.”

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These annual meeting materials are being delivered pursuant to the Internet Availability of Proxy Materials rules promulgated by the SEC.  We will provide each member a printed or e-mail copy of the Proxy Statement and Annual Report on Form 10-K without charge within three business days of receiving a written request.  Members should direct any requests for a printed or e-mail copy of the annual meeting materials as follows: (i) by calling our office at (605) 627-6100 or toll free at (888) 737-7888; (ii) by e-mail to Bev Kleinjan at   bev.kleinjan@sdsbp.com ; or iii) by access on our website at   http://www.sdsbp.com, by June 1, 2013 to facilitate timely delivery.  We will provide each member a copy of the exhibits to the Annual Report on Form 10-K upon written request and without charge to our members.  The 2012 Annual Report on Form 10-K complete with exhibits and the Proxy Statement are also available from the SEC at 6432 General Green Way, Mail stop 0-5, Alexandria, VA 22312-2413, by e-mail at foiapa@sec.gov or fax at (703) 914-2413 or through the IDEA database available from the SEC’s internet site (www.sec.gov).

MEMBER PROPOSALS

Any member proposal intended to be considered for inclusion in the Proxy Statement for presentation at the 2014 Annual Meeting of Members must be received by the Company no later than February 15, 2014.  The proposal must be in accordance with the Rule 14a-8 promulgated by the SEC under the Exchange Act. It is suggested that the proposal be submitted by certified mail-return receipt requested. Members who intend to present a proposal at the 2014 Annual Meeting of members without including such proposal in the Company’s Information Statement must provide us with notice of such proposal no later than 60 days before the Annual Meeting date.  We reserve the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

The board knows of no other matter to be acted upon at the meeting.

BY ORDER OF THE BOARD OF MANAGERS

/s/ Ronald J. Gorder
Ronald J. Gorder
President of the Board of Managers

April 17, 2013

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CLASS A MEMBER BALLOT – DISTRICT #1

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC

2013 Annual Meeting

By signing below, I certify that:

•	I am either the owner or the authorized representative of the owner of Class A Capital Units of South Dakota Soybean Processors, LLC, and have full power and authority to vote such capital units; and

•	I vote such capital units on the following matters as set forth below.

PROPOSAL ONE: MANAGER ELECTION. Please place an X in the box next to the nominee for which you wish to vote, by marking “For” or “Abstain.” YOU MAY CAST YOUR VOTE FOR ONLY THREE NOMINEES .

	For	Abstain
Al Christensen	☐	☐
Ronald Gorder	☐	☐
Kent Howell	☐	☐
Robert Nelson	☐	☐

PROPOSAL TWO: ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY). Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

For	☐	Against	☐	Abstain	☐

PROPOSAL THREE: ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF SAY-ON-PAY. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

Every Year ☐ Every Two Years ☐ Every Three Years ☐ Abstain ☐

Ballots must be RECEIVED by 5:00 p.m. (CDT) on Tuesday, June 18, 2013 at our office, either by mail or fax, or must be hand delivered to the 2013 Annual Meeting in order be valid. You may fax the ballot to us at (605) 627-5869 or mail to us at PO Box 500, Volga, South Dakota 57071.

Date:
Signature

Print Name

Date:
Signature

Print Name

PLEASE NOTE: If capital units are jointly owned, such as joint ownership between a husband and wife, both joint owners must sign the ballot for it to be valid.

23

CLASS A MEMBER BALLOT – DISTRICT #2

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC

2013 Annual Meeting

By signing below, I certify that:

•	I am either the owner or the authorized representative of the owner of Class A Capital Units of South Dakota Soybean Processors, LLC, and have full power and authority to vote such capital units; and

•	I vote such capital units on the following matters as set forth below.

PROPOSAL ONE: MANAGER ELECTION. Please place an X in the box next to the nominee for which you wish to vote, by marking “For” or “Abstain.” YOU MAY CAST YOUR VOTE FOR ONLY THREE NOMINEES.

	For	Abstain
Paul Barthel	☐	☐
James Jepsen	☐	☐
Peter Kontz	☐	☐
Robert Nelsen	☐	☐
Maurice Odenbrett	☐	☐
Doyle Renaas	☐	☐

PROPOSAL TWO: ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY). Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

For	☐	Against	☐	Abstain	☐

PROPOSAL THREE: ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF SAY-ON-PAY. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

Every Year ☐ Every Two Years ☐ Every Three Years ☐ Abstain ☐

Ballots must be RECEIVED by 5:00 p.m. (CDT) on Tuesday, June 18, 2013 at our office, either by mail or fax, or must be hand delivered to the 2013 Annual Meeting in order be valid. You may fax the ballot to us at (605) 627-5869 or mail to us at PO Box 500, Volga, South Dakota 57071.

Date:
Signature

Print Name

Date:
Signature

Print Name

PLEASE NOTE: If capital units are jointly owned, such as joint ownership between a husband and wife, both joint owners must sign the ballot for it to be valid.

24

CLASS A MEMBER BALLOT – DISTRICT #3

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC

2013 Annual Meeting

By signing below, I certify that:

•	I am either the owner or the authorized representative of the owner of Class A Capital Units of South Dakota Soybean Processors, LLC, and have full power and authority to vote such capital units; and

•	I vote such capital units on the following matters as set forth below.

PROPOSAL ONE: MANAGER ELECTION. Please place an X in the box next to the nominee for which you wish to vote, by marking “For” or “Abstain.” YOU MAY CAST YOUR VOTE FOR ONLY THREE NOMINEES .

	For	Abstain
David Driessen	☐	☐
Jerome Jerzak	☐	☐
Lyle Trautman	☐	☐

PROPOSAL TWO: ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY). Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

For	☐	Against	☐	Abstain	☐

PROPOSAL THREE: ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF SAY-ON-PAY. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

Every Year ☐ Every Two Years ☐ Every Three Years ☐ Abstain ☐

Ballots must be RECEIVED by 5:00 p.m. (CDT) on Tuesday, June 18, 2013 at our office, either by mail or fax, or must be hand delivered to the 2013 Annual Meeting in order be valid. You may fax the ballot to us at (605) 627-5869 or mail to us at PO Box 500, Volga, South Dakota 57071.

Date:
Signature

Print Name

Date:
Signature

Print Name

PLEASE NOTE: If capital units are jointly owned, such as joint ownership between a husband and wife, both joint owners must sign the ballot for it to be valid.

25

CLASS A MEMBER BALLOT – DISTRICT #4

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC

2013 Annual Meeting

By signing below, I certify that:

•	I am either the owner or the authorized representative of the owner of Class A Capital Units of South Dakota Soybean Processors, LLC, and have full power and authority to vote such capital units; and

•	I vote such capital units on the following matters as set forth below.

PROPOSAL ONE: MANAGER ELECTION. Please place an X in the box next to the nominee for which you wish to vote, by marking “For” or “Abstain.” YOU MAY CAST YOUR VOTE FOR ONLY THREE NOMINEES.

	For	Abstain
Gary Kruggel	☐	☐
Randy Tauer	☐	☐
Gary Wertish	☐	☐

PROPOSAL TWO: ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY). Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

For	☐	Against	☐	Abstain	☐

PROPOSAL THREE: ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF SAY-ON-PAY. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

Every Year ☐ Every Two Years ☐ Every Three Years ☐ Abstain ☐

Ballots must be RECEIVED by 5:00 p.m. (CDT) on Tuesday, June 18, 2013 at our office, either by mail or fax, or must be hand delivered to the 2013 Annual Meeting in order be valid. You may fax the ballot to us at (605) 627-5869 or mail to us at PO Box 500, Volga, South Dakota 57071.

Date:
Signature

Print Name

Date:
Signature

Print Name

PLEASE NOTE: If capital units are jointly owned, such as joint ownership between a husband and wife, both joint owners must sign the ballot for it to be valid.

26

CLASS A MEMBER BALLOT – DISTRICT #5

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC

2013 Annual Meeting

By signing below, I certify that:

•	I am either the owner or the authorized representative of the owner of Class A Capital Units of South Dakota Soybean Processors, LLC, and have full power and authority to vote such capital units; and

•	I vote such capital units on the following matters as set forth below.

PROPOSAL ONE: MANAGER ELECTION. Please place an X in the box next to the nominee for which you wish to vote, by marking “For” or “Abstain.” YOU MAY CAST YOUR VOTE FOR ONLY THREE NOMINEES.

	For	Abstain
Paul Dummer	☐	☐
Delbert Tschakert	☐	☐
Edward Verhelst	☐	☐
Ardon Wek	☐	☐

PROPOSAL TWO: ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY). Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

For	☐	Against	☐	Abstain	☐

PROPOSAL THREE: ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF SAY-ON-PAY. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

Every Year ☐ Every Two Years ☐ Every Three Years ☐ Abstain ☐

Ballots must be RECEIVED by 5:00 p.m. (CDT) on Tuesday, June 18, 2013 at our office, either by mail or fax, or must be hand delivered to the 2013 Annual Meeting in order be valid. You may fax the ballot to us at (605) 627-5869 or mail to us at PO Box 500, Volga, South Dakota 57071.

Date:
Signature

Print Name

Date:
Signature

Print Name

PLEASE NOTE: If capital units are jointly owned, such as joint ownership between a husband and wife, both joint owners must sign the ballot for it to be valid.

27